                             STOCKHOLDERS AGREEMENT


                  THIS STOCKHOLDERS AGREEMENT (this "Agreement") is entered into as of the 2nd day of May, 1997, among the stockholders listed on Exhibit A hereto (each such stockholder individually a "Stockholder" and collectively the "Stockholders").

                                   WITNESSETH:

                  WHEREAS, each Stockholder owns the number of shares of the common stock of Advanced Communication Systems, Inc. (the "Company") (the common stock of the Company referred to herein as the "Stock" or "Shares"), in such number as is listed on Exhibit A;

                  WHEREAS, the Stockholders desire to promote their mutual interests and the interests of the Company by imposing certain restrictions and obligations on themselves with respect to the Stock; and

                  WHEREAS, the Stockholders hereto believe that it is in their mutual best interests to provide for continuity and harmony in the management and policies of the Company;

                  NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein, the Stockholders hereby agree as follows:

                  1.       Voting of Shares.

                           (a)      Board of Directors.

                                    (i) In any and all elections of directors of
the Company (whether at a meeting or by written action in lieu of a meeting), each Stockholder shall vote or cause to be voted all Shares owned by him, her or it, or over which he, she or it has voting control, and otherwise use his, her or its best efforts to cause the Board of Directors to fix the number of directors of the Company at five and to elect (y) George A. Robinson ("Robinson"), Charles G. Martinache ("Martinache") and Thomas A. Costello (together with Robinson and Martinache, the "Principals") as members of the Board of Directors and (z) two Outside Directors as required for listing the Stock on the Nasdaq National Market, which Outside Directors shall be designated by a majority of the Principals. "Outside Directors" shall mean persons other than officers or employees of the Company or its subsidiaries or any other individuals having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

                  Notwithstanding the foregoing, until such time as the Principals give notice of their desire to appoint additional directors, the number of directors shall be three (the number of directors authorized as of the date hereof by the Company's bylaws).

                                    (ii) No Stockholder shall vote to remove any
of the Principals, except for bad faith or willful misconduct. The seat of any director who resigns, is removed or dies while serving in such capacity, shall be filled by a designee of the remaining Stockholders.

                           (b)      Other Matters.

                                    (i) In any and all other matters of the
Company which are submitted to a vote by the Company's stockholders (whether at a meeting or by written action in lieu of a meeting), each Stockholder shall vote or cause to be voted all Shares owned by him, her or it, or over which he, she or it has voting control, and otherwise use his, her or its best efforts to approve that action upon which a majority of the Stockholders shall have agreed in accordance with clause (ii) below.

                                    (ii) Prior to the date of any meeting at
which a stockholder vote is permitted or required, the Stockholders shall separately vote upon each and every action which will be submitted to the vote of the Company's stockholders. The number of votes to which each Stockholder is entitled shall be equal to the number of votes to which he, she or it is entitled under the Company's Certificate of Incorporation or Bylaws, as amended from time to time.

                  2. Applicability to Stock Splits, Stock Dividends, etc. If from time to time there is a stock split-up, stock dividend, stock distribution or other reclassification of the Stock, any and all new, substituted or additional securities to which each Stockholder is entitled by reason of his, her or its ownership of Shares shall be immediately subject to the provisions of this Agreement in the same manner and to the same extent as the Shares.

                  3. Representations and Warranties. Each Stockholder represents and warrants that (a) such Stockholder is the record owner of the number of Shares set forth opposite his, her or its name on Exhibit A hereto, (b) this Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes the valid and binding obligation of such Stockholder, enforceable in accordance with its terms, and (c) such Stockholder has not granted and is not a party to any proxy, voting trust or other arrangement which is inconsistent with, conflicts with or violates any provision of this Agreement. In addition, no Stockholder shall grant any proxy or become party to any voting trust or other arrangement which is inconsistent with, conflicts with or violates any provision of this Agreement.

                  4. Termination

                     (a) Termination. This Agreement may be terminated at any time by the mutual consent of the parties hereto, and shall be terminated upon the earliest date upon which (i) only one of the three Principals shall own, either individually or beneficially, any Stock or (ii) the Stockholders as a group own less than forty percent (40%) of the outstanding Stock of the Company.

                     (b) Effect of Termination and Abandonment. In the event of termination of this Agreement pursuant to Section 4(a), no party hereto (or any of its directors or officers) shall have any liability or further obligation to another party to this Agreement, except that nothing herein will relieve any party from liability for any breach of this Agreement.

                  5. Legend. The Stockholders shall encourage the Company to place on the face of each certificate representing Shares owned by them the following legend:

                  "The Shares represented by this certificate are subject to a Stockholders Agreement dated as of April __, 1997, among certain of the Company's stockholders, as amended and modified from time to time. A copy of



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

                  such Stockholders Agreement shall be furnished without charge by the Company to the holder hereof upon written request."

Such legend shall be removed upon a sale or transfer of Shares to a person not a party to this Agreement.

                  6. Miscellaneous.

                     (a) Notices. Any notice or other communication required or permitted in connection with this Agreement shall be deemed to be delivered if in writing (or in the form of a telecopy) to the parties at the addresses listed on Exhibit A (i) when actually delivered, or telecopied to said address, (ii) when, in the case of a letter, five (5) business days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid, registered or certified, return receipt requested, and, (iii) in the case of a notice sent via an established commercial overnight delivery service, at the close of business on the next business day following the date on which the same shall have been delivered to such service.

                     (b) Amendments. This Agreement may not be amended except by an instrument in writing signed by all the Stockholders.

                     (c) Entire Agreement. This instrument embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                     (d) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                     (e) Assignment. Except as provided herein, this Agreement shall not be assigned by any party without the written consent of the other parties. Any attempted assignment without such written consent shall be null and void and without legal effect.

                     (f) Binding. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their successors, permitted assigns, heirs, executors, administrators and personal representatives.

                     (g) Counterparts. This Agreement may be executed in two or more partially or fully executed counterparts each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument.

                     (h) Headings. The headings in the Sections of this Agreement are inserted for convenience only and shall not constitute a part hereof.

                     (i) Law Governing. ALL ISSUES AND QUESTIONS
CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEABILITY OF THIS AGREEMENT AND THE EXHIBITS HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE



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
STATE OF DELAWARE, WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICT OF LAW PROVISIONS THEREOF.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.


The Stockholders:
                                       /s/ GEORGE A. ROBINSON
                                       ----------------------------------------
                                       George A. Robinson

                                       /s/ BARBARA ROBINSON
                                       ----------------------------------------
                                       Barbara Robinson

                                       /s/ GEORGE A. ROBINSON
/s/ THOMAS A. COSTELLO                 ----------------------------------------
------------------------------------   George A. Robinson as Trustee for
Thomas A. Costello                     Robinson 1997 Trust No. 1

                                       /s/ GEORGE A. ROBINSON
/s/ MARGARET M. COSTELLO               ----------------------------------------
---------------------------------      George A. Robinson as Trustee for
Margaret M. Costello                   Robinson 1997 Trust No. 2

/s/ THOMAS A. COSTELLO                 /s/ CHARLES G. MARTINACHE
------------------------------------   ----------------------------------------
Thomas A. Costello as Trustee for      Charles G. Martinache
Costello 1997 Trust No. 1

/s/ MARGARET M. COSTELLO               /s/ HELEN MARTINACHE
------------------------------------   ----------------------------------------
Margaret M. Costello as Trustee for    Helen Martinache
Costello 1997 Trust No. 1

/s/ THOMAS A. COSTELLO                 /s/ CHARLES G. MARTINACHE
------------------------------------   ----------------------------------------
Thomas A. Costello as Trustee for      Charles G. Martinache as Trustee for
Costello 1997 Trust No. 2              Martinache 1997 Trust No. 1

/s/ MARGARET M. COSTELLO               /s/ CHARLES G. MARTINACHE
------------------------------------   ----------------------------------------
Margaret M. Costello as Trustee for    Charles G. Martinache as Trustee for
Costello 1997 Trust No. 2              Martinache 1997 Trust No. 2




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
                                    EXHIBIT A
                                  STOCKHOLDERS



Name                                                             No. Shares
----                                                             ----------
George A. and Barbara Robinson                                     200,000
c/o Advanced Communication Systems, Inc.
10089 Lee Highway
Second Floor
Fairfax, Virginia  22030
Facsimile:  (703) 934-8807

Robinson 1997 Trust No. 1                                          473,750
c/o Advanced Communication Systems, Inc.
10089 Lee Highway
Second Floor
Fairfax, Virginia  22030
Facsimile:  (703) 934-8807

Robinson 1997 Trust No. 2                                          473,750
c/o Advanced Communication Systems, Inc.
10089 Lee Highway
Second Floor
Fairfax, Virginia  22030
Facsimile:  (703) 934-8807

Charles G. and Helen Martinache                                    715,500
c/o Advanced Communication Systems, Inc.
10089 Lee Highway
Second Floor
Fairfax, Virginia  22030
Facsimile:  (703) 934-8807

Martinache 1997 Trust No. 1                                        216,000
c/o Advanced Communication Systems, Inc.
10089 Lee Highway
Second Floor
Fairfax, Virginia  22030
Facsimile:  (703) 934-8807

Martinache 1997 Trust No. 2                                        216,000
c/o Advanced Communication Systems, Inc.
10089 Lee Highway
Second Floor
Fairfax, Virginia  22030
Facsimile:  (703) 934-8807

Name                                                             No. Shares
----                                                             ----------
Thomas A. and Margaret M. Costello                                 547,500
c/o Advanced Communication Systems, Inc.
10089 Lee Highway
Second Floor
Fairfax, Virginia  22030
Facsimile:  (703) 934-8807

Costello 1997 Trust No. 1                                          300,000
c/o Advanced Communication Systems, Inc.
10089 Lee Highway
Second Floor
Fairfax, Virginia  22030
Facsimile:  (703) 934-8807

Costello 1997 Trust No. 2                                          300,000
c/o Advanced Communication Systems, Inc.
10089 Lee Highway
Second Floor
Fairfax, Virginia  22030
Facsimile:  (703) 934-8807



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